Exhibit 21

DECEMBER 31, 2005

SUNOCO, INC.

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./REG.

Mascot, Inc. (MA)	MA

Radnor Corporation	PA
Radnor/California Service Corporation	DE
Radnor/Credit Corporation	DE
Radnor/Dutton Mill Corporation	PA
Radnor/Edgewater, Inc.	DE
Radnor/Investment Corporation	DE
Radnor/Loudoun Corporation	DE
Radnor/Murrieta Corporation	DE
Radnor/North Corporation	DE
Laurel Oak Realty Corporation	DE
Radnor/Spring Ridge Corporation	DE
Radnor/Frederick Corporation	DE
Radnor/Vail Ranch Corporation	DE
Radnor/Victorville Corporation	DE
Radnor/Yorba Linda-I Corporation	DE

Sun Alternate Energy Corporation	DE

Sun Atlantic Refining and Marketing Company	DE
Sun Atlantic Refining and Marketing B.V., Inc.	DE
Sun Atlantic Refining and Marketing B.V.	Netherlands
Atlantic Petroleum Corporation	DE
Atlantic Petroleum Delaware Corporation	DE
Atlantic Petroleum (Out) LLC	DE
Atlantic Pipeline (Out) L.P.	TX
Atlantic R&M (Out) L.P.	TX
Atlantic Refining & Marketing Corp.	DE

DECEMBER 31, 2005

SUNOCO, INC.

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./ORG./REG.

Sun Canada, Inc.	DE
Helios Assurance Company Limited	Bermuda
Sun International Limited	Bermuda
Sun Mexico One, Inc.	DE
Sunoco de Mexico, S.A. de C.V.	Mexico
Sun Mexico Two, Inc.	DE

Sun Coal & Coke Company	DE
Cambria Coke Company	DE
Elk River Minerals Corporation	DE
Haverhill North Coke Company	DE
Indiana Harbor Coke Company	DE
Indiana Harbor Coke Corporation	IN
Jewell Coke Company	DE
Jewell Resources Corporation	VA
Dominion Coal Corporation	VA
Jewell Coal & Coke Company, Inc.	VA
Jewell Smokeless Coal Corporation	VA
Oakwood Red Ash Coal Corporation	VA
Vansant Coal Corporation	VA
Sun Coke International, Inc.	DE
Port Talbot Coke Company Limited	England
SOL Coqueria Tubarão S.A.	Brazil
Sun Coke East Servicos de Coqueificacao Ltda.	Brazil

Sun Coke Company	DE

Sun Company, Inc.	DE
(name saver company)

Sun Company, Inc.	PA
(name saver company)

Sun Executive Services Company	PA
(name saver company)

Sun Geologic and Seismic, Inc.	DE

Sun Oil Argentina Limited	Bermuda

Sun Oil Company	DE
(name saver company)

DECEMBER 31, 2005

SUNOCO, INC.

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./ORG./REG.
Sun Oil Company (U.K.) Ltd.	DE

Sun Oil Export Company	DE

Sun Oil International, Inc.	DE

Sun Pipe Line Company of Delaware	DE
Mid-Continent Pipe Line (Out) LLC	TX
Mid-Valley Pipeline Company	OH
Sun Oil Line of Michigan (Out) LLC	TX
Sun Pipe Line Company	TX
Sun Pipe Line Delaware (Out) LLC	DE

Sun Refining and Marketing Company	DE
(name saver company)

Sun Services Corporation	PA

Sun Transport, LLC	PA
Helios Capital Corporation	DE
Beneco Leasing Two, Inc.	OH
Sunoco Leasing, Inc.	DE
Heleasco Twenty, Inc.	DE
Heleasco Twenty-Three, Inc.	DE
Jalisco Corporation	CA
Lesley Corporation	DE
Libre Insurance Company, Ltd.	Bermuda

Sun-Del Services, Inc.	DE

Sunoco Caribbean, Inc.	DE
(name saver company)

Sunoco, Inc. (R&M)	PA
Aristech Chemical Corporation	DE
Aristech Investment Corporation	DE
Epsilon Products Company, LLC	PA
Mid-State Oil Company	DE
Puerto Rico Sun Oil Company LLC	DE

DECEMBER 31, 2005

SUNOCO, INC.

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./ORG./REG.
Sun Lubricants and Specialty Products Inc.	Quebec
Sun Petrochemicals, Inc.	DE
Sun Petrochemicals Company	PA
Sunmarks, Inc.	DE
Sunoco LaPorte LLC	DE
Sunoco Olefins #3 Inc.	DE
Sunoco Olefins #4 Inc.	DE
Sunoco Olefins L.P.	DE
Sunoco Polyolefins Inc. #1	DE
Sunoco Polyolefins Inc. #2	DE
Sunoco Polyolefins L.P.	DE
Sunoco Power Generation LLC	DE
Sunoco Power Marketing L.L.C.	PA

Sunoco Overseas, Inc.	DE
Lugrasa, S.A.	Panama

Sunoco Partners LLC	PA
Sunoco Logistics Partners L.P.	DE
Sunoco Logistics Partners GP LLC	DE
Sunoco Logistics Partners Operations L.P.	DE
Sunoco Logistics Partners Operations GP LLC	DE
Sunoco Partners Marketing & Terminals L.P.	TX
Sunoco Pipeline L.P.	TX
Sun Pipe Line Services (Out) LLC	DE
Sunoco Partners Lease Acquisition & Marketing LLC	DE

Sunoco Receivables Corporation, Inc.	DE

The Claymont Investment Company	DE

Triad Carriers, Inc.	PA
BBQ, Inc.	PA
Carrier Systems Motor Freight, Inc.	DE